CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS


                                    FORM 8-K


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934.


                          Date of Event: July 11, 2003
                        (date of earliest event reported)


                   Diversified Financial Resources Corporation
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



       000-22373                               58-2027283
       ---------                               ----------
(Commission File Number)          (IRS Employer Identification Number)

                1771 - Wolviston Way, San Diego, California 92154
                -------------------------------------------------
                    (Address of principal executive offices)

                                 (619) 575-7041
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On July 11, 2003, Diversified Financial Resources Corporation's (the "Company") wholly owned subsidiary MT&C Diversified Land And Natural Resources Corporation (MT&C),entered into a an Asset Purchase Agreement with Headwaters Incorporated for the purchase of a mining property known as the Wellington Coal tailings Preparation Plant located on approximately 30 acres at 5171 South Farnham Road, Price, Utah. The agreement is attached as in its entirety as Exhibit 10(i) to this Form 8K.

MT&C has agreed to purchase all machinery, appliances, furniture, controls, equipment, buildings, foundations and other property (Mining Assets) for $250,000 plus any costs associated with the environmental remediation of the subject property. MT&C has not obtained an environmental report on the subject property as of the date of this press release.

ITEM  7.          FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this report:

EXHIBIT           PAGE
NO.               NO.      DESCRIPTION

10(i)             3        Asset Purchase Agreement dated July 11, 2003,
                           between the Company and HeadwatersIncorporated

99(i)             17       Press Release July 22, 2003
..
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversified Financial Resources, Inc. (fka eLocity Networks Corporation)


Signature                                                               Date



/s/ John Chapman                                                  July 22, 2003
-----------------------
John R. Chapman
as CEO, President and Director



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                                  Exhibit 10(i)

                            ASSET PURCHASE AGREEMENT
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THIS ASSET PURCHASE AGREEMENT (this ""Agreement"") is made and entered into as of July11th, 2003 (""Effective Date"") by and between MT&C DIVERSIFIED LAND AND
NATURAL RESOURCES CORP., a Nevada corporation with offices at 1771 Wolviston
Way, San Diego, CA 92154 (""Buyer""), and HEADWATERS INCORPORATED, a Delaware
corporation with offices at 10653 S. River Front Parkway, Suite 300, South
Jordan, Utah 84095 (""Seller""). RECITALS:
A. Seller owns and has formerly operated the Wellington Coal Tailings
Preparation Plant located on 30 acres, more or less, with a street address of
5171 S. Farnham Road, Price, Utah, Carbon County, Utah (which location is hereinafter referred to as the ""Premises""); and B. Seller wishes to sell to
Buyer and Buyer wishes to purchase and assume from Seller, on the terms and for the consideration hereinafter provided, the Plant and certain other assets, as described herein. NOW THEREFORE, in reliance on the foregoing recitals and in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, the parties agree as follows: 1.
Agreement to Sell. Subject to the terms and conditions contained in this
Agreement,
         Seller hereby agrees to sell, assign, transfer and deliver to the
         Buyer, and Buyer hereby agrees to purchase the Plant and related assets, all as described in Section 2 below (which assets are hereinafter referred to collectively as the ""Acquired Assets"").
2.        Description of Acquired Assets. For purposes of this Agreement, the term ""Acquired
          ------------------------------
         Assets"" shall include all of the assets, properties and rights of Seller pertaining to the
         Plant and the Premises as described in greater detail in the following Sections 2.1-2.8:
2.1      Equipment. All machinery, appliances, furniture, computers, controls, equipment, buildings, spare parts, inventory, and other tangible personal property, foundations, structures and other fixtures located on the Premises, and any spare parts and stores inventory pertaining to the Plant wherever located, all as the same are described in greater detail on the Equipment List attached as Exhibit A hereto and made a part hereof;
2.2      Books and Records. All papers and records located at the Plant or elsewhere relating to the Acquired Assets and the operation of the
         Plant, including without limitation, all ""as built"" drawings, copies of all operating records, copies of all utility, supply, maintenance manuals, spare parts, and services contracts; provided, however, that this subsection 2.2 shall not include any records for any Retained
         Liabilities of the Seller or any personnel files for employees or former employees of the Seller.
2.3       Intangible Rights. All rights of the Seller to all manufacturer "s warranties or service
          ------------------
         warranties, if any, relating to the Acquired Assets or the Premises.

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3        .Purchase Price. As consideration for the sale, assignment, transfer and delivery of the Acquired Assets by Seller to Buyer, Buyer shall pay
         Seller the sum of Two Hundred and Fifty Thousand Dollars
         (US$250,000.00) (the ""Purchase Price""), due at the ""Closing"" (as
         hereafter described).
4.       Assumed Liabilities. Except as otherwise provided in Section 8.2 of this Agreement, Buyer shall assume, as of the Effective Date and agree to pay, discharge or perform, as appropriate, those liabilities and obligations relating to the Plant and the Premises arising after the
         Closing including without limitation those obligations and liabilities arising under Section 8.1 of this Agreement.
5.       Sales and Use Taxes. Buyer shall pay all sales and use taxes due to the State of Utah on
         -------------------
         the sale and transfer of the Acquired Assets. With respect to any other ad valorem taxes payable with respect to the Acquired Assets, the same shall be pro-rated from the date of the Closing.
(f)       Representations and Warranties of the Seller. Seller represents and warrants to Buyer as
          ---------------------------------------------
         of the date hereof, and as of the Closing Date, as follows:
6.1      Organization. Seller is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller is duly qualified to do business in the State of Utah and is in good standing as a foreign corporation. Seller has all requisite corporate power and authority to own the Acquired Assets.
6.2      Authority. Seller has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Seller.
         Each of this Agreement, and at the Closing, the other closing documents, has been duly executed and delivered by Seller, and constitutes valid and binding obligations of Seller, enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). The execution and delivery of this Agreement and each of the other closing documents does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under any provision of the Articles of Incorporation or Bylaws of Seller or any agreement or instrument to which it is bound.
6.3       Title & Conveyance. Seller has good and marketable title to the Acquired Assets, and,
          ------------------
         subject to any interests of the landlord in real property improvements, the Acquired
         Assets are transferred free and clear of any imperfections of title, lien, claim,

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         encumbrance, restriction, charge or equity, including free and clear of any lien asserted by Tech Mat, LLC or related to any past income, ad valorem, or other taxes and assessments associated with the Plant and the Premises. Upon Closing Seller shall have conveyed all personal property and fixtures currently located at the Plant and set forth by Exhibit A. All ad valorem and other taxes and governmental assessments, and all rental obligations pursuant to any ground lease or other agreement for the use of the Premises have been paid in full and no rental or other payments are overdue or outstanding. Seller is in full compliance with all other obligations pursuant to any ground lease and other agreements for the use of the Premises. Seller neither owns nor has actual knowledge of any intellectual property rights that were required for Seller"s operation of the Acquired Assets.
6.4 No Orders. Seller is not subject to any governmental order, judgment, decree, debarment or sanction that would materially preclude the implementation of its obligations as contemplated under this Agreement and no consent, approval or authorization of, or declaration, filing or registration with, any third party, including any governmental or regulatory authority, United States or foreign, is required in connection with the execution, delivery and performance of this Agreement by Seller.
6.5 No Violation of Applicable Law. (i) Seller is not in possession of any permits for the Plant, having previously assigned them to third parties; (ii) Seller has not received inquiry from or notice of any pending investigation from any governmental agency or of any administrative proceeding concerning the violation of any federal, state, or local laws, ordinances, or regulations or any consent decrees pertaining to the Plant or the Premises; (iii) to Seller"s knowledge none of the Premises is listed on the National Priority List or have been designated as a Superfund site under CERCLA, nor to Seller"s knowledge is such designation pending or threatened; (iv) to Seller"s knowledge, no cause of action, suit, proceeding or other action of any nature is pending or threatened by any third person relating to the Plant or the Premises, nor is there any basis for the same; (v) Seller does not have knowledge of any condemnation, environmental, zoning or other land use regulation proceedings, either instituted, or planned to be instituted, or any other litigation, actions, suits or proceedings pending or threatened, that would affect the use, occupancy or operation of the Plant or the Premises, Seller"s ability to perform hereunder, or the value of the Plant or Premises, nor has Seller received notice of any pending or threatened special assessment proceedings affecting the same.
6.6 Environmental Matters. (i) Seller did not dispose of or discharge any Hazardous Substances on the Premises while operating the Plant, (ii) Seller has no actual knowledge of any existing, pending or threatened investigation relating to the Plant or Premises by any governmental authority under any applicable federal, state or local law, regulation or ordinance pertaining to air and water quality, the handling, transportation, storage, treatment, usage, or disposal of Hazardous Substances, air emissions, and other environmental matters, (iii)
         Seller has no actual knowledge of any leak, spill, release, discharge, emission, or disposal of Hazardous Substances that occurred on the Premises before or after Seller operated the Plant, (iv) Seller has no actual knowledge of any

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         outstanding violations, notices of potential liability, or administrative or judicial consent decrees or orders respecting the Premises under any applicable federal, state, and local laws, regulations and ordinances concerning protection of human health and the environment to which the Seller is subject. Without limiting the other provisions of this Agreement, Seller shall cooperate with Buyer"s investigation of matters relating to the foregoing provisions of this Section and provide access to and copies of all data and documents dealing with Hazardous Substances used at or near the Premises and any disposal practices followed. Seller agrees that Buyer may make inquiries of government agencies regarding such matters, without liability for the outcome of such discussions.
""Hazardous Substances"" shall be defined to mean any material, substance or matter that presents a risk to human health or the environment under any federal, state or local laws, rules or regulations, including, without limitation, (i) petroleum or petroleum based derivatives; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) urea formaldehyde; (v) designated as a ""hazardous substance"" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. Section 1251 et seq. (33 U.S.C. Section 1321) or listed pursuant to
Section 307 of the Clean Water Act (33 U.S.C. Section 1317); (vi) defined as a ""hazardous waste"" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6093); (vii) defined as a ""hazardous substance"" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C.
Section 9601 et seq. (42 U.S.C. Section 9601); (viii) a ""toxic pollutant"" under Section 307(a)(1) of the Federal Water Pollution Control Act; (ix) a ""hazardous air pollutant"" under Section 112 of the Clean Air Act; (x) a ""hazardous material"" under the Hazardous Materials Transportation Uniform Safety Act of 1990; (xi) a ""extremely hazardous substance"" pursuant to Section 302 of the Emergency Planning and Community-Right-to-Know Act; or (xii) toxic or hazardous pursuant to regulations promulgated now or hereafter under the aforementioned laws, as such laws or regulations are now or hereafter amended.
6.7 Condition of the Equipment. The Seller has maintained the Equipment in good working order in accordance with all material manufactures recommendations, ordinary wear and tear excepted. Seller has paid all license fees when due with respect to any third party intellectual property and no such payments are now due and owing.
6.8 Brokers or Finders. Seller has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders" fees or agents" commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby that would be deemed to be borne by Buyer.
6.9 LIMITATION OF WARRANTIES. OTHER THAN THE REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS ARTICLE 6, PURCHASER ACKNOWLEDGES AND AGREES THAT THE ACQUIRED ASSETS ARE TRANSFERRED AND SOLD ""AS IS, WHERE IS"" WITHOUT WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED.

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(g)       Representations and Warranties of the Buyer. Except as contemplated by this Agreement,
          --------------------------------------------
         Buyer represents and warrants to Seller as of the date hereof as follows:
7.1      Organization. Buyer is duly qualified to do business and is in good standing in its state of incorporation and in each of the other jurisdictions in which it owns or leases property or conducts business that are material to the subject matter of this Agreement, except where the failure to be so qualified would not have a material adverse effect on the business of Buyer. Buyer has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and possesses all licenses, franchises, rights and privileges material to the conduct of its business.
7.2      Authority. Buyer has all requisite corporate power and authority to enter into this Agreement, and the related agreements contemplated herein, and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and constitutes valid and binding obligations of Buyer, enforceable in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar federal or state laws affecting the rights of creditors and the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity). The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under any provision of the Certificate of Incorporation or Bylaws of Buyer.
7.3      Brokers or Finders. Buyer has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders"
         fees or agents commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby that would be deemed to be borne by Seller.
8.        Reclamation and Environmental Remediation Liabilities.
          -----------------------------------------------------
8.1      Responsibilities of the Buyer. As of the Closing, Buyer assumes all environmental remediation responsibility and liability for the Buyer"s operation of the Plant and the Buyer"s operation on the Premises after the Closing, including Buyer"s operation or use of adjacent fines ponds
         (including the settling pond) and the clear water pond. From and after the Closing, Buyer shall have sole responsibility for obtaining all required federal, state and local permits related to the use and operation of the Plant and the Premises. As between Seller and Buyer,
         Buyer shall assume all responsibility and liability for equipment dismantling and reclamation and restoration activities relating to the
         Premises, the Plant, and the Acquired Assets, regardless of the date when such responsibility and liability was created by, through or under
         Seller. Nothing herein shall be deemed to

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         preclude or limit Buyer from exercising any rights it may now have or which it hereafter may acquire, whether by contract, tort, or as a matter of law, against any prior owner/operator, other than Seller or its affiliates.
8.2      Responsibilities of the Seller. Notwithstanding the provisions of
         Section 2.2 or 8.1, Seller shall retain any and all liabilities, whether asserted now or in the future, and whether actual, contingent or otherwise, including any and all liabilities for fines, penalties, natural resources damages, tort claims, breach of contract and other claims, suits, actions or other costs and expenses, howsoever arising, arising directly or indirectly out of the following (all of which are hereinafter referred to as ""Retained Liabilities""):
8.2.1    Any obligations, including any benefit plans, to any hourly, union, or exempt or other employees or former employees of the Seller, including any obligations with respect to any shutdown of the operations, it being acknowledged that the Buyer is not assuming any obligations with respect to any employees or former employees of the Seller and whether or not the same are hired by Buyer;
8.2.2 Any liability relating to any union contracts with respect to the Plant or the Premises; 8.2.3 Any remediation of Hazardous Substances generated on the
Premises while Seller
         operated the Plant prior to the Closing;
8.2.4    Any breach of any of the representations and warranties of the Seller made in this
         Agreement; and
8.2.5    Any injury to persons or property or death to persons arising from non-environmental matters prior to the Closing.
8.3       Survival. The provisions of this Section 8 shall survive the Closing and the transfer of the
          --------
         Acquired Assets.
9.        Due Diligence. For a period of forty-five days commencing with the Effective Date of
          --------------
         this Agreement, the Buyer shall have the right to conduct due diligence with respect to the
         Acquired Assets and the Premises, including environmental due diligence. If, at the end of such forty-five (45) day period, the results of the due diligence are not satisfactory to the Buyer, Buyer shall have the right to terminate this Agreement with no further obligations whatsoever, by written notice to the Seller. Buyer and its representatives shall have the right to access the Premises and the books and records of the Seller relating to the Premises and the Plant as may be necessary to conduct such due diligence.
10.      Condition Precedent. Seller is not obligated to effect the Closing pursuant to this Agreement until the real property leaseholder, Nevada
         Electric Investment Corporation, acknowledges Buyer"s purchase of the
         Acquired Assets and further releases Seller from certain liabilities with respect to the real property and the Acquired Assets. Seller shall use all reasonable efforts to obtain such acknowledgement and release, in a manner acceptable to Seller, no later than thirty (30) days after the Effective Date. If the same has

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         not been obtained by the Seller within such thirty (30) day period,
         Buyer shall have the right to terminate this Agreement with no further liability whatsoever.
11.      Closing. Unless the Buyer has terminated this Agreement pursuant to
         Section 9 or 10, the Closing for the transfer of the Acquired Assets shall occur at the offices of Seller on August 15, 2003, at 10:00 am, local time, or at such other time and date as the parties may agree. At the Closing, the parties shall deliver the following:
11.1     Deliveries by the Seller. The Seller shall deliver all of the following to the Buyer:
11.1.1   A Bill of Sale in a form reasonably acceptable to the Buyer, conveying the Equipment and other tangible assets;
11.1.2   An Assignment of Intangibles in a form reasonably acceptable to the Buyer, conveying the intangible assets;
11.1.3   An officer"s certificate from the Seller, stating that the Sellers representations and warranties are true and correct as if made on such date.
11.2     Deliveries by the Buyer. The Buyer shall deliver all of the following to the Seller:
11.2.1   The Purchase Price, by bank check or by wire transfer in immediately available funds;
11.2.2   An officer "s certificate from the Buyer, stating that the Buyer "s representations and warranties are true and correct as if made on such date.
12.       Indemnifications.
12.1     Indemnification of Seller by Buyer. After the Effective Date, Buyer
         shall hold harmless, defend and indemnify Seller"s officers and directors and their respective successors, heirs and assigns
         (collectively, the ""Seller"s Indemnitees"") against and hold each of them harmless from any and all losses, liabilities, taxes, claims, suits, proceedings, demands, judgments, damages, expenses and costs, including, without limitation, reasonable counsel fees, costs and expenses incurred in the defense or settlement of any claims covered by this indemnity (collectively, the ""Indemnifiable Damages"") in respect of:
12.1.1    the inaccuracy or breach of any of the representations, warranties and covenants of Buyer contained in this Agreement;
12.1.2   any claim made by any person relating to or arising out of transactions, events, acts or omissions of or by Buyers relating to the
         Assumed Liabilities;
12.1.3   the continued use, occupation and operation of the Plant and all environmental remediation responsibility for the Plant, the Premises, adjacent fines ponds, settling pond and clear water pond arising from operations and use after the Closing; and

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12.14    all equipment dismantling and land reclamation and restoration responsibility for the Plant, Acquired Assets and the Premises regardless of the date when such responsibility and liability was created by, through or under Seller. Nothing herein shall be deemed to preclude or limit Buyer from exercising any rights it may now have or which it hereafter may acquire, whether by contract, tort, or as a matter of law, against any prior owner/operator, other than Seller or its affiliates.
Without limiting the generality of the foregoing, with respect to the measure of Indemnifiable Damages, Seller"s Indemnitees shall have the right to be put in the same financial position as they would have been in had each of the representations, warranties and covenants of Buyer been true and accurate or the same said parties had not breached any such covenants or had any of the events, claims or liabilities referred to in this Section not occurred or been made or incurred.

12.2 Indemnification of Buyer by Seller. After the Effective Date, Seller shall hold harmless, defend and indemnify Buyer"s officers and directors and their respective successors, heirs and assigns (collectively, the ""Buyer"s Indemnitees"") against and hold each of them harmless from any and all losses, liabilities, taxes, claims, suits, proceedings, demands, judgments, damages, expenses and costs, including, without limitation, reasonable counsel fees, costs and expenses incurred in the defense or settlement of any claims covered by this indemnity (collectively, the ""Indemnifiable Damages"") in respect of (i) the inaccuracy or breach of any of the representations, warranties and covenants of Seller contained in this Agreement; and
         (ii) any Retained Liabilities.
Without limiting the generality of the foregoing, but subject to the next sentence, with respect to the measure of Indemnifiable Damages, Buyer"s Indemnitees shall have the right to be put in the same financial position as they would have been in had each of the representations, warranties and covenants of Seller been true and accurate. Seller"s aggregate indemnification obligation pursuant to this Agreement shall in no event exceed the Purchase price actually paid by Buyer and received by Seller.

12.3     Indemnification Procedure. A party seeking indemnification under this Article (the
         -------------------------
         ""Indemnitee"") shall use its reasonable best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought under this Agreement. The Indemnitee shall give prompt written notice to the party from whom indemnification is sought (the ""Indemnitor"") of the assertion of a claim for indemnification, but in no event longer than (i) thirty (30)
         days after service of process in the event litigation is commenced against the Indemnitee by a third party, or (ii) sixty (60) days after the assertion of such claim. No such notice of assertion of a claim shall satisfy the requirements of this Section unless it describes in reasonable detail and in good faith the facts and circumstances upon which the asserted claim for indemnification is based. The Indemnitee shall consult with the Indemnitor with

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         respect to the payment, settlement or defense of any claim, action, suit, proceeding or demand. If any action or proceeding shall be brought in connection with any liability or other Indemnifiable Damages to be indemnified hereunder, the Indemnitee shall provide the
         Indemnitor twenty (20) calendar days to decide whether to defend such liability or claim. During such period, the Indemnitee shall take all necessary steps to protect the interests of itself and the Indemnitor, including the filing of any necessary responsive pleadings, the seeking of emergency relief or other action necessary to maintain the status quo, subject to reimbursement from the Indemnitor of its expenses in doing so. The Indemnitor shall (with, if necessary, reservation of rights) defend such action or proceeding at its expense, using counsel selected by the insurance company insuring against any such claim and undertaking to defend such claim, or by other counsel selected by it and approved by the Indemnitee, which approval shall not be unreasonably withheld or delayed. The Indemnitor shall keep the
         Indemnitee fully apprised at all times of the status of the defense and shall consult with the Indemnitee prior to the settlement of any indemnified matter. Indemnitee agrees to use reasonable efforts to cooperate with Indemnitor in connection with its defense of
         Indemnifiable Claims. In the event the Indemnitee has a claim or claims against any third party growing out of or connected with the indemnified matter, then upon receipt of indemnification, the
         Indemnitee shall fully assign to the Indemnitor the entire claim or claims to the extent of the indemnification actually paid by the
         Indemnitor and the Indemnitor shall thereupon be subrogated with respect to such claim or claims of the Indemnitee.
12.4     Pro-Rata Allocation. In the event of an assertion of any Indemnifiable
         Damages where the responsibility cannot be readily determined as belonging to the Buyer or the Seller, the Indemnifiable Damages shall be allocated on the basis of the period of operation by the respective parties giving rise to such liability.
12.5     Survival. The provisions of this Section 12 shall survive the Closing and the transfer of
         ---------
         the Acquired Assets to the Buyer.
13       . General.
           --------
13.1     Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other shall be in writing and delivered personally or sent by certified mail, postage prepaid by telecopy, or by courier service, as follows:
To Buyer:
MT&C Diversified Premises and Natural Resources Corp.
177 Wolviston Way
San Diego, CA 92154
Attn: J.R. Chapman
Fax: 619-934-5709

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To Seller:
Headwaters Incorporated
10653 S. River Front Parkway, Suite 300
South Jordan, UT 94095
Attn: General Counsel
Fax: (801) 984-9430
or to such other persons as may be designated in writing by the parties, by a notice given as aforesaid.

13.2     Headings. The headings of the several sections of this Agreement are inserted for convenience of reference only and are not intended to affect the meaning or interpretation of this Agreement.
13.3     Counterparts. This Agreement may be executed in counterparts, and when so executed each counterpart shall be deemed to be an original, and said counterparts together shall constitute one and the same instrument.
13.4     Binding Nature. This Agreement shall be binding upon and inure to the benefit of the
         --------------
         parties hereto. No party may assign or transfer any rights under this Agreement.
13.5     Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Utah as applied to contracts entered into solely between residents of, and to be performed entirely in, such state.
13.6     Further Assurances. From time to time after the Closing, and at no additional cost to the delivering party, each party shall use its reasonable best efforts to execute and deliver or cause to be executed and delivered such other documents and instruments and shall take or cause to be taken such other actions as another party may reasonably request in writing in order to assign, convey, transfer and deliver the
         Acquired Assets to the Buyer or to otherwise accomplish the purposes of this Agreement and the sale and delivery as contemplated in this
         Agreement.
13.7     Expenses. Buyer and Seller shall each pay its own fees and expenses incurred incident to the preparation and carrying out of the transactions herein contemplated (including legal, accounting and travel).
13.8     Entire Agreement. This Agreement constitutes the entire agreement and supersedes all
         ----------------
         prior agreements, both written and oral between the parties with respect to the subject matter hereof.

                                    Page -12-

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized, and the parties have each signed this Agreement, all as of the date first above written.
MT&C DIVERSIFIED LAND AND NATURAL RESOURCES CORP.
By: /s/ John Chapman
Title: President

By: /s/ Norman Mullins
Title: Vice-President - Operations

By: /s/ Dennis Thompson
Title: Vice President - Plant Manager
HEADWATERS INCORPORATED
By: Kenneth R. Frailey
Title: President


                                    Page -13-

                                    Exhibit A
Wellington Wash Plant Equipment List
One -- KBR Systems Metal Building, 75" x 75" x 55" high One -- Equipment Support Structure with sheet metal enclosure
                       One -- Ellicott #370 Mud Cat Dredge
           One -- 90"" Bird Screen Bowl Centrifuge w/motor (250-HP) & starter
Eight -- Krebbs D10B Hydroclones Eight -- Deister 14"" Hydroclones (Spares in yard) Sixteen - Multex Hydroclones Four -- Deister Column Float Cells 8" dia. x 40" high Three -- Ronan Nuclear Density Meters One -- Ronan X100 Ultra Alarm System One -- Svedala Slurry Tank with agitator & gear box, 30"
         dia. x 30"  high
Two -- Screen Decks, Tabor Model TH106, 6" x 16" Two - Screen Decks, 5" x 15" One -- Air Compressor, Sullair Model #25-200L One - Air Compressor, Adgitator, 150-HP Two - Frothing Tanks, 5000-gal, 7" dia. x 14" high One -- Make-up Water Tank, 10" dia. x 18" high Three - Air Tanks, 1060-gallon (one -- spare) One -- Set Humphery Spiral Separators Two -- Floatation Tanks, 8.5" dia. x 18.5" high Two -- Pulping Tanks, 16" x 16" x 16" high One -- Slurry Distribution Box, 7.5" x 15.5" One -- Bird Feed Tank, 4" x 8" One -- MCC Trailer, 7" x 45"

                                    Page -14-

One -- Fresh Water Pump, 300-HP Two -- River Water Pumps, 40-HP One -- Well Pump, 60-HP One- Slurry Pump, 125-HP Two -- Pulp Tank Pumps, 125-HP Two -- Float Cell Pumps, 125-HP One -- Beam Mounted Chain Fall Three - Pneumatic Valves, Onyx Type R00L 123 (float cell) One -- Conveyor (#1) 42"" belt, 15" long One -- Conveyor (#2) 30"" belt, 24" long One -- Conveyor (#3) 24" belt, 21" long One -- Conveyor (#4) 24"" belt, 54" long One -- Conveyor (#5) 36"" belt, 40" long One -- Conveyor (#6) 36"" belt, 40" long One -- Conveyor (#7) 24"" belt, 35" long One -- Conveyor (#8) 24" belt" 20" long One -- Conveyor (#9) 36" belt. 35" long One -- Conveyor (#10) 36"" belt, 50" long One -- Conveyor (#11) 36"" belt, 50" long One -- Conveyor (#12) 36"" belt, 30" long One -- Conveyor (#13) 36"" belt, 35" long One _ Conveyor (#14) 36" belt, 30" long One -- Conveyor (#15) 36" belt, 30" long One -- Conveyor (#16) 36" belt, 25" long One -- Conveyor (#17) 36" belt, 50" long One -- Conveyor (#18) 36" belt 25" long

                                    Page -15-

Four -- Pneumatic Gate Valves, ASCO (float cells) One Lot -- Miscellaneous Spare
Parts:
One -- Warman 50-HP Slurry Pump One - Rockford Powertrain Dredge Clutch One -- Sullair Air Compressor Filter Two -- Vavtex 4"" Auto Gate Valves Three -- Sedgman Devices (Description Unknown) Miscellaneous Pipe Miscellaneous Couplings

                                    Page -16-

                                  Exhibit 99(i)

PRESS RELEASE


Diversified Financial Resources Corporation
1771 Wolviston Way
San Diego, California 92154
OTC Bulletin Board Symbol DFRC.OB

FOR MORE INFORMATION, CONTACT:
John Chapman, President
(619) 575-7041

                             FOR IMMEDIATE RELEASE
     DFRC SUBSIDIARY SIGNS AGREEMENT TO PURCHASE MINING ASSETS WITH AN EST.
                                FMV OF $3 MILLION


Salt Lake City, Utah July 22, 2003 _ Diversified Financial Resources Corporation's (OTCBB: DFRC) wholly owned subsidiary MT&C Diversified Land And Natural Resources Corporation (MT&C), announced today that it has signed an Asset Purchase Agreement with Headwaters Incorporated for the purchase of a mining property known as the Wellington Coal Tailings Preparation Plant located on approximately 30 acres at 5171 South Farnham Road, Price, Utah.

MT&C has agreed to purchase all machinery, appliances, furniture, controls, equipment, buildings, foundations and other property (Mining Assets) for $250,000 plus any costs associated with the environmental remediation of the subject property. MT&C has not obtained an environmental report on the subject property as of the date of this press release. Nonetheless, based upon management's expertise in the coal industry, MT&C's belief is that through the use of certain proprietary methods developed by Norman Mullins, MT&C's Vice President, the remediation will be a profitable endeavor which will consist of processing coal fines into a saleable product. In addition, MT&C's initial analysis shows that it may benefit from being able to obtain certain tax credits for effecting the environmental remediation of the subject property.

MT&C obtained an appraisal on the Mining Assets from Asset Reliance International, LLC with an effective date of July 5, 2002 which valued the Mining Assets for $3,006,000 as installed. A complete list of the Mining Assets can be viewed in the Agreement filed as an exhibit to DFRC's Form 8K dated July 18, 2003.

The closing is scheduled for August 15, 2003. The completion of the purchase is subject to MT&C's completion of its due diligence and obtaining sufficient capital to purchase the Mining Assets.

DFRC is currently a holding company with operations in real estate. DFRC is presently embarking upon plans to enter the coal reclamation industry by the close of 2003 through its wholly owned subsidiary MT&C. Investors are strongly encouraged not to make an investment which they cannot afford to lose. Additionally, DFRC strongly encourages the public to read the above information in conjunction with its Form 10KSB for December 31, 2002, and 10QSB for March 30, 2003. These disclosures can be viewed at www.sec.gov. DFRC's website can be viewed at www.dfrc.net.

                                    Page -17-

This press release may contain forward-looking statements that are based on a number of assumptions, including no unanticipated environmental clean up, obtaining sufficient capital through the sale of DFRC's common stock to effect the purchase, no changes in the applicable tax credit laws, being able to obtain a favorable price for refined coal fines, retaining key employees including Messers. Mullins and Thompson and the successful completion of the necessary due diligence in a short period of time. Although DFRC believes these assumptions are reasonable, no assurance can be given that they will prove correct. These forward_looking statements involve a number of risks and uncertainties, including competitive market conditions, successful integration of acquisitions, the ability to secure sufficient financing, federal and local environmental laws, local real estate market conditions and the liquidity of DFRC's shares of common stock in 12 to 24 months. transaction. The actual results that DFRC may achieve could differ materially from any forward_looking statements due to such risks and uncertainties.


                                    Page -18-

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